SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 25, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of August 25, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2000-HL1)


                    Residential Asset Mortgage Products, Inc.
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             (Exact name of registrant as specified in its charter)

DELAWARE                         333-91561               41-1955181
------------------               ---------               ----------
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
of Incorporation)                File Number)            Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                  55437
 ----------------------                                  -----
 (Address of Principal                                   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          4.3 Servicing Agreement dated as of August 25, 2000 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Loan Trust 2000-HL1, as issuer.

          4.4 Amended and Restated Trust Agreement dated as of August 25, 2000 between Residential Asset Mortgage Products, Inc., as depositor and Wilmington Trust Company, as owner trustee.

          4.5 Indenture dated as of August 25, 2000 between Home Loan Trust 2000-HL1, as issuer and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

          10.1 Home Loan Purchase Agreement dated as of August 1, 2000 by Residential Asset Mortgage Products, Inc., as purchaser and Residential Funding Corporation, as seller.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL ASSET MORTGAGE
                                     PRODUCTS, INC.


                                     By:  /s/Lisa Lundsten
                                         ----------------------------------
                                     Name:   Lisa Lundsten
                                     Title:  Vice President


Dated: September 11, 2000





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